UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 31, 2006

                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)

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           Colorado                                              84-1463284
  (State or jurisdiction of                                   (I.R.S. Employer
incorporation or organization)                               Identification No.)

600 NW 14th Avenue, Suite 100, Portland, Oregon                         97209
   (Address of Principal Executive Offices)                           (Zip Code)

                                 (503) 417-1700
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to
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|_|   Written communications pursuant to Rule 425 under the Securities Act (17
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|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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      Exchange Act (17 CFR 240.1 4d-2(b))
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      Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Effective August 28, 2006, Charles R. Baker is no longer Chief Executive Officer, President and Director of OnScreen Technologies, Inc.

On August 28, 2006, the Board of Directors appointed Steven S. Hallock to the Board of Directors to serve until the next annual meeting of shareholders or until his successor is duly elected and shall have qualified.

Steven S. Hallock is the President of Fremont Ford/Mazda an automobile dealership generating $80,000,000 in annual revenue. Additionally he functions as a corporate trainer for Sonic Automotive, a Fortune 300 company. He was one of the architects of their industry leading training program.

Prior to his present position, Mr. Hallock was the Northern California Regional Vice President in charge of 22 Automotive Dealerships generating over 1 billion in annual revenues. In his prior role, Mr. Hallock was the Chief Operating Officer for First America Automotive, an automotive company comprised of 26 automobile dealerships in California. Mr. Hallock started his automotive career as a general manager and partner in the HG Automotive group, a group of automobile dealerships operating in Northern California generating $250 million in annual revenues. Mr. Hallock graduated Cum Laude from Pepperdine Law School in 1981.

Mr. Hallock has served as chairperson of the OnScreen Technologies, Inc. Business Advisory Board since March 2006.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 31st day of Ausgust 2006.


                                     ONSCREEN TECHNOLOGIES, INC.
                                           (Registrant)

                                     By: /s/ William J. Clough
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                                         William J. Clough, Esq.,
                                         Corporate Secretary and General Counsel